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                                                                    EXHIBIT 99.1



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To Frost Hanna Capital Group, Inc.:

We have audited the accompanying balance sheet of Frost Hanna Capital Group, Inc. (a Florida corporation in the development stage) as of October 17, 1997. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Frost Hanna Capital Group, Inc. as of October 17, 1997, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Miami, Florida,
  October 20, 1997.



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                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                                  BALANCE SHEET
                                  -------------

                                OCTOBER 17, 1997
                                ----------------


                                     ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                         $ 1,319,023
     Restricted cash and cash equivalents                                4,560,063
     Prepaid expenses                                                       13,380
                                                                       -----------
             Total current assets                                        5,892,466

PROPERTY AND EQUIPMENT, net of accumulated
     depreciation of $4,479                                                 17,429
                                                                       -----------
             Total assets                                              $ 5,909,895
                                                                       ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accrued expenses                                                  $    64,482
     Accrued registration costs                                            245,846
     Accrued officers' salaries                                            106,665
     Loans payable to officers                                              75,000
                                                                       -----------
             Total current liabilities                                     491,993
                                                                       -----------
COMMITMENTS AND CONTINGENCIES (Note 6)

STOCKHOLDERS' EQUITY:
     Common stock, $.0001 par value, 100,000,000 shares
        authorized, 2,657,202 shares issued and outstanding                    266
     Additional paid-in capital                                          5,803,400
     Deficit accumulated during development stage                         (385,764)
                                                                       -----------
             Total stockholders' equity                                  5,417,902
                                                                       -----------
             Total liabilities and stockholders' equity                $ 5,909,895
                                                                       ===========


          The accompanying notes to balance sheet are an integral part of this balance sheet.



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                         FROST HANNA CAPITAL GROUP, INC.

                        (A Development Stage Corporation)

                             NOTES TO BALANCE SHEET
                             ----------------------

1.   GENERAL

Frost Hanna Capital Group, Inc. (the "Company") was formed on February 2, 1996 to seek to effect a merger, exchange of capital stock, asset acquisition or similar business combination (a "Business Combination") with an operating or development stage business (an "Acquired Business"). The Company is currently in the development stage and is in the process of raising capital. All efforts of the Company to date have been limited to organizational activities.

As further discussed in Note 3, on October 16, 1997, the Company consummated an initial public offering of its securities (the "Offering").

The Offering may be considered a "blank check" offering. Blank check offerings are characterized by an absence of substantive disclosures related to the use of the net proceeds of the offering. Although substantially all of the net proceeds of the Offering are intended to be utilized to effect a Business Combination, the net proceeds are not being designated for any more specific purpose. Moreover, since the Company has not yet identified an acquisition target, investors in the Offering will have virtually no substantive information available for advance consideration of any Business Combination.

Upon completion of the Offering, 80% of the net proceeds therefrom were placed in an interest bearing escrow account (the "Escrow Fund"), subject to release upon the earlier of (i) written notification by the Company of its need for all or substantially all of the Escrow Fund for the purpose of implementing a Business Combination, or (ii) the exercise by certain shareholders of the Redemption Offer (as hereinafter defined). Any interest earned on the Escrow Fund shall remain in escrow and be used by the Company either (i) following a Business Combination in connection with the operations of an Acquired Business or (ii) in connection with the distribution to the shareholders through the exercise of the Redemption Offer or the liquidation of the Company. In the event the Company requires in excess of 20% of the Net Proceeds for operations, Messrs. Richard B. Frost, Chief Executive Officer and Chairman of the Board of Directors; and Mark J. Hanna, President and Director, have undertaken to waive their salaries prospectively until the consummation by the Company of a Business Combination. Investors' funds may be escrowed for an indefinite period of time following the consummation of the Offering. Further, there can be no assurances that the Company will ever consummate a Business Combination. In the event of the exercise of the Redemption Offer, investors may




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only recoup a portion of their investment. The Company currently has no expectation with regard to the Company's plans in the event a Business Combination is not consummated by a certain date.

The Company, prior to the consummation of any Business Combination, will submit such transaction to the Company's shareholders for their approval. In the event, however, that the holders of 30% or more of the shares of the Company's common stock sold in the Offering which are outstanding vote against approval of any Business Combination, the Company will not consummate such Business Combination. The shares of common stock sold in the Offering may sometimes be referred to as the "Public Shares" and the holders (whether current or future) of the Public Shares are referred to as "Public Shareholders". All of the officers and directors of the Company, who owned in the aggregate approximately 82% of the common stock outstanding prior to the Offering, have agreed to vote their respective shares of common stock in accordance with the vote of the majority of the Public Shares with respect to any such Business Combination.

At the time the Company seeks shareholder approval of any potential Business Combination, the Company will offer (the "Redemption Offer") to each of the Public Shareholders who vote against the proposed Business Combination and affirmatively request redemption, for a twenty (20) day period, to redeem all, but not a portion of, their Public Shares, at a per share price equal to the Company's liquidation value on the record date for determination of shareholders entitled to vote upon the proposal to approve such Business Combination (the "Record Date") divided by the number of Public Shares. The Company's liquidation value will be equal to the Company's book value, as determined by the Company, calculated as of the Record Date. In no event, however, will the Company's liquidation value be less than the Escrow Fund, inclusive of any net interest income thereon. If the holders of less than 30% of the Public Shares held by Public Shareholders elect to have their shares redeemed, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will redeem the Public Shares, based upon the Company's liquidation value, from those Public Shareholders who affirmatively requested such redemption and who voted against the Business Combination. However, if the holders of 30% or more of the Public Shares held by Public Shareholders vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not redeem such Public Shares. If the Company determines not to pursue a Business Combination, even if the Public Shareholders of less than 30% of the Public Shares vote against approval of the potential Business Combination, no Public Shares will be redeemed.

As a result of its limited resources, the Company will, in all likelihood, have the ability to effect only a single Business Combination. Accordingly, the prospects for the Company's success will be entirely dependent upon the future performance of a single business.

The Company is in the development stage, has had no revenues to date and is entirely dependent upon the proceeds of the Offering to commence operations relating to selection of a prospective Acquired Business. The Company will not receive any revenues, other than interest income, until, at the earliest, the consummation of a Business Combination. In the


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event that the proceeds of the Offering prove to be insufficient for purposes of effecting a Business Combination, the Company will be required to seek additional financing. In the event no Business Combination is identified, negotiations are incomplete or no Business Combination has been consummated, and all of the proceeds of the Offering other than the Escrow Fund have been expended, the Company currently has no plans or arrangements with respect to the possible acquisition of additional financing which may be required to continue the operations of the Company.

Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination.

The accompanying balance sheet has been prepared to conform with Rule 419 of the Securities and Exchange Commission, which was adopted to strengthen the regulation of securities offered by "blank check" companies. A blank check company is defined as (a) a development stage company that has no specific business plan or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company and (b) a company which issues securities that, among other things, (i) are not quoted in the NASDAQ system, or, (ii) in the case of a company which has been in continuous operation for less than three years, has net tangible assets of less than $5,000,000. Although the Company is a "blank check" company, it does not believe that Rule 419 will be applicable to it in view of the fact that its net tangible assets exceed $5,000,000. Accordingly, investors in the Offering will not receive the substantive protection provided by Rule 419. Additionally, investors in the Offering will not receive the substantive protection provided by Rule 419. Additionally, there can be no assurance that the United States Congress will not enact legislation which will prohibit or restrict the sale of securities of "blank check" companies.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS

The Company considers all investments with an original maturity of three months or less as of the date of purchase to be cash equivalents.

     PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Depreciation is computed on the straight-line method over the estimated useful lives of the assets ranging from 3 to 5 years.


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     INCOME TAXES

The Company is in a loss position for both financial reporting and tax purposes. The Company follows Financial Accounting Standards Board Statement No. 109, "Accounting for Income Taxes", which requires, among other things, recognition of future tax benefits measured at enacted rates attributable to deductible temporary differences between financial statement and income tax bases of assets and liabilities and to tax net operating loss carryforwards to the extent that realization of said benefits is more likely than not. The only item giving rise to such a deferred tax asset or liability is the loss carryforward as a result of the operating loss incurred for the period from inception (February 2, 1996) to October 17, 1997. However, due to the uncertainty of the Company's ability to generate income in the future, the deferred tax asset has been fully reserved.

3.   PUBLIC OFFERING OF SECURITIES

In the Offering, which closed on October 16, 1997, the Company sold to the public 1,100,202 shares of its common stock, at a price of $6 per share. Net proceeds totaled $5,875,079.

In connection with the Offering, the Company has sold to the underwriter, at an aggregate price of $110, warrants (the "Underwriter Options") to purchase up to 110,020 shares of the Company's common stock at an exercise price of $9.90 per share. The Underwriter Options are exercisable for a period of four years commencing October 16, 1998.

4.   COMMON STOCK

The Company's Articles of Incorporation authorize the issuance of 100,000,000 shares of common stock. Subsequent to the Offering, there is a minimum of 97,232,798 authorized but unissued shares of common stock available for issuance (after appropriate reserves for the issuance of common stock upon full exercise of the Underwriter Options). The Company's Board of Directors has the power to issue any or all of the authorized but unissued common stock without shareholder approval. The Company currently has no commitments to issue any shares of common stock other than as described in the Offering; however, the Company will, in all likelihood, issue a substantial number of additional shares in connection with a Business Combination. To the extent that additional shares of common stock are issued, dilution of the interests of the Company's shareholders participating in the Offering may occur.

5.   RELATED-PARTY TRANSACTIONS

The Company has obtained $1,000,000 "key man" term policies insuring each of the lives of Messrs. Frost and Hanna. In connection with the purchase of such policies, The Marshal E. Rosenberg Organization, Inc., a firm affiliated with Dr. Rosenberg, a Vice President, Treasurer and Director of the Company received a payment of approximately $4,464 during 1997.

During 1997, certain directors of the Company made unsecured, noninterest bearing loans totaling $75,000 to the Company for operating expenses. These loans are expected to be repaid from the proceeds of the Offering.




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6.   COMMITMENTS AND CONTINGENCIES

The Company entered into employment agreements with Messrs. Frost and Hanna commencing on September 15, 1996 and requiring monthly salaries of $10,000 each plus monthly nonaccountable expense allowances of $1,000 each. Messrs. Frost's and Hanna's salaries were paid through October 1996. Amounts due under the employment agreements have been accrued since that date up to a total accrual of $88,000, as each has agreed to waive all salary and expense allowance through the date which was four months prior to September 22, 1997, the effective date of the Offering. Unpaid salary from September 22, 1997 through October 17, 1997 is also included in "Accrued officers' salaries" in the accompanying balance sheet. Amounts due under the employment agreements are expected to be repaid from the proceeds of the Offering.

The Company shall reimburse its officers and directors for any accountable reasonable expenses incurred in connection with activities on behalf of the Company. There is no limit on the amount of such reimbursable expenses, and there will be no review of the reasonableness of such expenses by anyone other than the Board of Directors, all of the members of which are officers.

Commencing on January 15, 1997, the Company moved its executive offices to a new location pursuant to a three-year lease agreement at an approximate cost per month of $3,000.




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